UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2024

Hempacco Co., Inc.
(Exact name of registrant as specified in its charter)

001-41487	83-4231457
(Commission File Number)	(IRS Employer Identification Number)

9925 Airway Road, San Diego, CA	92154
(Address of Principal Executive Offices)	(Zip Code)

(619) 779-0715

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	HPCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective April 24, 2024, Hempacco Co., Inc. (the “Company”), entered into a securities purchase agreement (the “SPA”) with Mast Hill Fund, L.P., a Delaware limited partnership (“Mast Hill”), pursuant to which the Company sold, and Mast Hill purchased, (i) a convertible promissory note in the principal amount of $379,288.88 (the “Note”), and (ii) warrants to purchase 113,786 shares of Company common stock (the “Warrants”), for an aggregate purchase price of $341,360 (the “Transaction”), and the Company also entered into a registration rights agreement with Mast Hill (the “RRA”).

The Transaction closed on April 24, 2024, and on such date pursuant to the SPA, Mast Hill’s legal expenses of $6,000 were paid from the gross purchase price, the Company’s broker-dealers in connection with the transaction were paid $27,308.80 from the gross purchase price, the Company receiving net funding of $308,051.20, and the Note and Warrants were issued to Mast Hill.

The SPA was the third of several securities purchase agreements for the sale of, in the aggregate (the “Financing Transactions”), (i) up to $1,226,000 in convertible promissory notes, and (ii) warrants to purchase up to 367,800 shares of common stock. As disclosed in the Company’s Current Reports on Form 8-K filed on March 28, 2024, and April 2, 2024, the Company previously closed on two tranches of funding under the Financing Transactions.

The SPA includes customary representations, warranties and covenants by the Company and customary closing conditions. The SPA requires that the proceeds from the Transaction be used for the fulfillment of purchase orders and for business development and operating capital only, but not for repayment of indebtedness owed to officers, directors or employees of the Company or their affiliates, the repayment of any debt issued in corporate finance transactions, any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), or any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company. The SPA also (i) requires the Company to satisfy the shareholder approval requirements of Nasdaq Listing Rule 5635, (ii) prohibits the issuance of more than 724,128 shares of Company common stock (the “Exchange Cap”) to Mast Hill in the aggregate until shareholder approval has been received to issue shares in excess of the Exchange Cap and such approval has become effective pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, and (iii) requires the Company to file a preliminary information statement on Schedule 14C in connection with the issuance of shares in excess of Exchange Cap under the Transaction with the U.S. Securities and Exchange Commission (the “SEC”) within 10 calendar days of closing, and file a definitive information statement as soon as permissible.

The RRA requires the Company to file with the SEC a registration statement registering for resale by Mast Hill the shares of Company common stock issued or issuable to it under the Transaction within 90 days of closing and have such registration statement effective within 120 days.

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The Note matures 12 months following the issue date, accrues guaranteed interest of 10% per annum (with the first 12 months of interest guaranteed and earned in full as of issuance of the Note), is unsecured, and is generally required to be repaid 1/6th each month ($63,219.87/month for six months, and $12,698.59/month for the following two months), with such repayments beginning 4 months after the issue date (August 23, 2024). The Note is convertible into shares of the Company’s common stock at the election of the holder at a conversion price equal to $2.30/share subject to adjustment as provided in the Note (the “Conversion Price”). The Conversion Price shall be adjusted if an Event of Default (as such term is defined in the Note, and including any failure to pay monthly amortization payments as required by the Note) has occurred, in which case the Conversion Price shall mean the lesser of (i) 75% of $2.30/share (which percentage shall be reduced by 10% for each 30 calendar day period that passes after the Event of Default, but shall not be reduced lower than 50%), or (ii) 90% of the lowest VWAP (as defined in the Note) on any Trading Day (as defined in the Note) during the 5 Trading Days prior to the conversion date (which percentage shall be reduced to 87.5% if the Company has failed to make a required monthly amortization payment); provided, however, that the holders may not convert the Note to the extent that such conversion would result in the holder’s beneficial ownership of the Company’s common stock being in excess of 4.99% of the Company’s issued and outstanding common stock. Additionally, the holders are entitled to deduct $1,750 from the conversion amount in each note conversion to cover the holder’s fees associated with the conversion, provided that the gross conversion amount in that conversion is at least $25,000.

The Warrants have a 5-year term, are exercisable on a cashless basis, and have an exercise price of $2.30, subject to adjustment as provided in the Warrants.

The foregoing descriptions of the SPA, RRA, Note, and Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements, copies of which are filed as Exhibits 10.1-10.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 3.02. The Note and Warrants were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as there was no general solicitation, and the issuances did not involve a public offering.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated April 23, 2024, entered into between the Company and Mast Hill *

10.2	Registration Rights Agreement, dated April 23, 2024, entered into between the Company and Mast Hill *

10.3	Promissory Note, dated April 23, 2024, by the Company to Mast Hill *

10.4	Common Stock Purchase Warrant, dated April 23, 2024, by the Company to Mast Hill *

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

HEMPACCO CO., INC.

Dated: April 30, 2024	By:	/s/ Sandro Piancone
Sandro Piancone
Chief Executive Officer

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